SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549



                                      FORM 8-K


                                   CURRENT REPORT
                            Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 15, 1994


                         CADENCE DESIGN SYSTEMS, INC.
              (Exact name of Registrant as specified in its charter)


     Delaware                        1-10606              77-0148231
- - --------------------------         -------------         ----------------
(State or other jurisdiction       (Commission             (I.R.S.Employer
of incorporation )                 File Number)         Identification No.)




                 555 River Oaks Parkway, San Jose, California  95134
                     (Address of principal executive offices)



Registrant's telephone number, including area code: (408) 943-1234




Item 8.  Change in Fiscal Year.

     On November 15, 1994, Cadence Design Systems, Inc.
(the "Company") changed its fiscal year end from December 31, to the Saturday closest to the end of December. For the 1994 fiscal year, the Saturday closest to the end of December is December 31. There will be no transition period between fiscal years.
Accordingly, no transition report is required to be filed.




SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Date:  November  21, 1994


                         CADENCE DESIGN SYSTEMS, INC.


                         By:  /s/ H. Raymond Bingham
                              H. RAYMOND BINGHAM
                              Executive Vice President
                                and Chief Financial Officer